                                                                    EXHIBIT 99.5

                            USWEB VOTING AGREEMENT


     This Voting Agreement ("Agreement") is made and entered into as of September 1, 1998, by and between CKS Group, Inc., a Delaware corporation ("CKS"), and the undersigned stockholder ("Stockholder") of USWeb Corporation, a Delaware corporation ("USWeb").

                                    RECITALS

     A. Concurrently with the execution of this Agreement, USWeb, CKS and USWeb Acquisition Corporation 134, a Delaware corporation and a wholly owned subsidiary of USWeb ("Merger Sub"), have entered into an Agreement and Plan of Reorganization dated as of September 1, 1998 (the "Merger Agreement") which provides for the merger (the "Merger") of Merger Sub with and into CKS. Pursuant to the Merger, shares of capital stock of CKS will be converted into Common Stock of USWeb on the basis described in the Merger Agreement.

     B. The Stockholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding capital stock of USWeb as is indicated on the final page of this Agreement (the "Shares").

     C. CKS desires the Stockholder to agree, and the Stockholder is willing to agree, not to transfer or otherwise dispose of any of the Shares, or any other shares of capital stock of USWeb acquired hereafter and prior to the Expiration Date (as defined in Section 1.1 below, except as otherwise permitted hereby), and to vote the Shares and any other such shares of capital stock of USWeb so as to facilitate consummation of the Merger.

     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

     1.   Agreement to Retain Shares.
          --------------------------

          1.1  Definition. As used herein, the term "Expiration Date" shall mean
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the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (ii) such date and time as the Merger Agreement shall be terminated pursuant to Article VII thereof.

          1.2  Additional Purchases.  Stockholder agrees that any shares of
               --------------------
capital stock of USWeb that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the execution of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

     2.   Agreement to Vote Shares.  At every meeting of the stockholders of
          ------------------------
USWeb called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of USWeb with respect to any of the following, Stockholder shall vote the Shares and any New Shares in favor of approval of the Merger Agreement and the Merger, including the amendment of USWeb's Certificate of Incorporation to increase its authorized shares to allow for issuance of shares of USWeb Common Stock by virtue of the Merger, the issuance of shares of USWeb Common Stock by virtue of the Merger, and the amendment to USWeb's Certificate of Incorporation to change USWeb's corporate name. Stockholder agrees not to take any actions contrary to Stockholder's obligations under this Agreement.

     3.   Irrevocable Proxy.  Concurrently with the execution of this Agreement,
          -----------------
Stockholder agrees to deliver to CKS a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the extent provided in
Section 212 of the Delaware General Corporation Law, with respect to the total number of shares of capital stock of USWeb beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by Stockholder set forth therein, provided, however, that the Proxy shall be revoked upon expiration or termination of this Voting Agreement in accordance with its terms.

     4.   Representations, Warranties and Covenants of the Stockholder.
          ------------------------------------------------------------
Stockholder hereby represents, warrants and covenants to CKS as follows:
Stockholder (i) is the beneficial owner of the Shares, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) does not beneficially own any shares of capital stock of USWeb other than the Shares (excluding shares as to which Stockholder currently disclaims beneficial ownership in accordance with applicable law); and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

     5.   No Limitation on Discretion as Director.  This Agreement is intended
          ---------------------------------------
solely to apply to the exercise by Stockholder in his or her individual capacity of rights attaching to ownership of the Shares, and nothing herein shall be deemed to apply to, or to limit in any manner the discretion of Stockholder with respect to, any action which may be taken or omitted by him or her acting in his or her fiduciary capacity as a director of USWeb.

     6.   Additional Documents.  Stockholder hereby covenants and agrees to
          --------------------
execute and deliver any additional documents necessary or desirable, in the reasonable opinion of CKS or Stockholder, as the case may be, to carry out the intent of this Agreement and the Proxy.

     7.   Consent and Waiver.  Stockholder hereby gives any consents or waivers
          ------------------
that are reasonably required for the consummation of the Merger under the terms of any agreements to which Stockholder is a party or pursuant to any rights Stockholder may have.

     8.   Termination.  This Agreement and the Proxy delivered in connection
          -----------
herewith shall terminate and shall have no further force or effect as of 5:00 p.m. (Pacific Time) on the Expiration Date.

     9.   Miscellaneous.
          -------------

          9.1  Severability.  If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          9.2  Binding Effect and Assignment.  This Agreement and all of the
               -----------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either party without prior written consent of the other.

          9.3  Amendments and Modification.  This Agreement may not be modified,
               ---------------------------
amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          9.4  Specific Performance; Injunctive Relief.  The parties hereto
               ---------------------------------------
acknowledge that CKS will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to CKS upon any such violation, CKS shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to CKS at law or in equity.

          9.5  Notices.  All notices, requests, claims, demands and other
               -------
communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or facsimile, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

     If to CKS:      CKS Group, Inc.
                     10441 Bandley Drive
                     Cupertino, CA 95014
                     Attn:  Chief Financial Officer
                     Telephone:  (408) 366-5100
                     Facsimile:  (408) 366-5120

                     With a copy to its General Counsel at the same address, and

     With a copy to:             Wilson Sonsini Goodrich & Rosati
                                 Professional Corporation
                                 650 Page Mill Road
                                 Palo Alto, California 94304-1050
                                 Attn:  Mark Bonham
                                 Telephone:  (650) 493-9300
                                 Facsimile:  (650) 493-6811

     If to the Stockholder:      To the address for notice set forth on the last
                                 page hereof.

     With a copy to:             Gray Cary Ware & Freidenrich LLP
                                 400 Hamilton Avenue
                                 Palo Alto, California 94304
                                 Attn:  Rod J. Howard
                                 Telephone:  (650) 833-2496
                                 Facsimile:  (650) 327-3699

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

     9.6  Governing Law.  This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the internal laws of the State of Delaware.

     9.7  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

     9.8  Counterparts.  This Agreement may be executed in several counterparts,
          ------------
each of which shall be an original, but all of which together shall constitute one and the same agreement.

     9.9  Effect of Headings.  The section headings herein are for convenience
          ------------------
only and shall not affect the construction of interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

                              CKS GROUP, INC.


                              By: _________________________________

                              Title: ______________________________


                              STOCKHOLDER:


                              By: _________________________________

                              Stockholder's Address for Notice:

                              _____________________________________

                              _____________________________________

                              _____________________________________

                              Shares beneficially owned:

                              _______________ shares of Common Stock

                              Shares subject to outstanding options:

                              _______________ shares of Common Stock






                             ***VOTING AGREEMENT***

                                   Exhibit A

                               IRREVOCABLE PROXY


     The undersigned stockholder of USWeb Corporation, a Delaware corporation ("USWeb"), hereby irrevocably (to the extent provided in Section 212 of the Delaware General Corporation Law) appoints the directors on the Board of Directors of CKS Group, Inc., a Delaware corporation ("CKS"), and each of them individually, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of USWeb beneficially owned by the undersigned, which shares are listed on the final page of this Proxy (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until such time as that certain Agreement and Plan of Reorganization dated as of September 1, 1998 (the "Merger Agreement"), among USWeb, USWeb Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of USWeb ("Merger Sub"), and CKS, shall be terminated in accordance with its terms or the Merger (as defined in the Merger Agreement) is effective. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

     This proxy is irrevocable (to the extent provided in Section 212 of the Delaware General Corporation Law), is granted pursuant to the Voting Agreement dated as of September 1, 1998 between CKS and the undersigned stockholder (the "Voting Agreement"), and is granted in consideration of CKS entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to termination of the Merger Agreement to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of USWeb stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of approval of the Merger and the Merger Agreement, the amendment of USWeb's Certificate of Incorporation to increase its authorized shares to allow for issuance of shares of USWeb Common Stock by virtue of the Merger, the issuance of shares of USWeb Common Stock by virtue of the Merger, and the amendment to USWeb's Certificate of Incorporation to change USWeb's corporate name.

     The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to termination of the Merger Agreement at every annual, special or adjourned meeting of the stockholders of USWeb and in every written consent in lieu of such meeting, in favor of approval of the Merger and the Merger Agreement, including the amendment of USWeb's Certificate of Incorporation to increase its authorized shares to allow for issuance of shares of USWeb Common Stock by virtue of the Merger, the issuance of shares of USWeb Common Stock by virtue of the Merger, and the amendment to USWeb's Certificate of Incorporation to change USWeb's corporate name, and may not exercise this proxy on any other matter. The undersigned stockholder may vote the Shares on all other matters.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

     This proxy is irrevocable.

Dated: ___________________, 1998

     Signature of Stockholder: ________________________________________

     Print Name of Stockholder: _______________________________________

     Shares beneficially owned: _______________________________________

     _________________________  shares of Common Stock







                           ****IRREVOCABLE PROXY****